Exhibit 99.1

INVESTOR PRESENTATION

Citi Global TMT West Conference: January 7-8, 2020

ColonyCapital

Marc C. Ganzi
CEO Digital Bridge Holdings, LLC and
CEO-Elect, Colony Capital

Disclaimer This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to transform and simplify its business with direct investments in digital assets and a related investment management business in the manner and in the timeframe anticipated or at all, the size of the Company’s balance sheet, the Company’s liquidity, Digital Colony’s ability to complete the pending acquisition of Zayo Group Holdings, Inc. on the terms and in the timeframe contemplated or at all, the impact of changes to the Company’s management, employee and organizational structure, including the implementation and timing of CEO succession plans, whether the Company will complete anticipated asset monetizations within the timeframe contemplated or at all, the stabilization of the Company’s healthcare portfolio, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s portfolio mix, including investments in digital real estate, whether the Company’s investments will achieve target performance, the Company’s investment management business, including the quality of fees, operating margins and carried interest generation, the ability to lower operating costs, the Company’s leverage and ability to delever, the Company’s performance relative to peers, macroeconomic factors impacting digital and other assets, the Company’s ability to grow, whether Colony Capital will be able to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes, the timing of and ability to deploy available capital, whether the Company will use the proceeds of the sale of the industrial portfolio and the related management platform as presented in this investor presentation, Company’s financial flexibility, including borrowing capacity under its revolving credit facility, the performance of the Company's investment in Colony Credit Real Estate, Inc. (“CLNC”) and whether the Company will be able to complete an internalization of CLNC’s management on the terms contemplated or at all, the Company’s ability to maintain or create future permanent capital vehicles under its management, the Company’s ability to maintain inclusion and relative performance on the RMZ, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased cost of capital expenditures, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). Statements regarding the following subjects, among others, may constitute forward-looking statements: the market, economic and environmental conditions in the Company’s real estate investment sectors; the Company’s business and investment strategy; the Company’s ability to dispose of its real estate investments; the performance of the real estate in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; and the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended. All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. 2Disclaimer This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to transform and simplify its business with direct investments in digital assets and a related investment management business in the manner and in the timeframe anticipated or at all, the size of the Company’s balance sheet, the Company’s liquidity, Digital Colony’s ability to complete the pending acquisition of Zayo Group Holdings, Inc. on the terms and in the timeframe contemplated or at all, the impact of changes to the Company’s management, employee and organizational structure, including the implementation and timing of CEO succession plans, whether the Company will complete anticipated asset monetizations within the timeframe contemplated or at all, the stabilization of the Company’s healthcare portfolio, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s portfolio mix, including investments in digital real estate, whether the Company’s investments will achieve target performance, the Company’s investment management business, including the quality of fees, operating margins and carried interest generation, the ability to lower operating costs, the Company’s leverage and ability to delever, the Company’s performance relative to peers, macroeconomic factors impacting digital and other assets, the Company’s ability to grow, whether Colony Capital will be able to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes, the timing of and ability to deploy available capital, whether the Company will use the proceeds of the sale of the industrial portfolio and the related management platform as presented in this investor presentation, Company’s financial flexibility, including borrowing capacity under its revolving credit facility, the performance of the Company's investment in Colony Credit Real Estate, Inc. (“CLNC”) and whether the Company will be able to complete an internalization of CLNC’s management on the terms contemplated or at all, the Company’s ability to maintain or create future permanent capital vehicles under its management, the Company’s ability to maintain inclusion and relative performance on the RMZ, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased cost of capital expenditures, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). Statements regarding the following subjects, among others, may constitute forward-looking statements: the market, economic and environmental conditions in the Company’s real estate investment sectors; the Company’s business and investment strategy; the Company’s ability to dispose of its real estate investments; the performance of the real estate in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; and the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended. All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. 2

Disclaimer Important Additional Information The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www.clny.com. Reconciliation This presentation also includes certain forward-looking non-GAAP information. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. 3Disclaimer Important Additional Information The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www.clny.com. Reconciliation This presentation also includes certain forward-looking non-GAAP information. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts. 3

Table of Contents Digital Infrastructure Landscape 1 Colony’s Converged Digital Ecosystem 2 Colony’s Digital Investment Framework 3 Colony’s Inaugural Balance Sheet Investment 4 in Digital InfrastructureTable of Contents Digital Infrastructure Landscape 1 Colony’s Converged Digital Ecosystem 2 Colony’s Digital Investment Framework 3 Colony’s Inaugural Balance Sheet Investment 4 in Digital Infrastructure

DIGITAL INFRASTRUCTURE LANDSCAPEDIGITAL INFRASTRUCTURE LANDSCAPE

Data Demand: A Global Opportunity Mobile operators are forecasted to invest greater than $480 BILLION WORLDWIDE between 2018 and 2020 1 in mobile capex, with half coming from countries expected to have launched 5G by 2020 Mobile Operator Internet of Internet Users Investment Things 2018 9.1bn Capex 2018 – 2020 25.2bn 3.6bn Total Connections 2018 2025 $482bn 5G is Driving a Sharp Acceleration in US PENETRATION RATE Wireless Capex Smartphones 47% 61% (% of population) US / South Korea Rest of world % of Connections 2018 $41 $120 $161 19 markets + CAGR 43% 4G 2019 $81 $80 $161 2018 2025 2018-25 52 markets + 2020 $123 $37 $160 Countries that have (or will have) launched 5G 4.8% 15% 1.4bn 5G Over a fifth of the world’s markets will have Of Connections 2025 2025 launched 5G by 2020 _____________ 6 (1) Source: GSMA, The Mobile Economy 2019Data Demand: A Global Opportunity Mobile operators are forecasted to invest greater than $480 BILLION WORLDWIDE between 2018 and 2020 1 in mobile capex, with half coming from countries expected to have launched 5G by 2020 Mobile Operator Internet of Internet Users Investment Things 2018 9.1bn Capex 2018 – 2020 25.2bn 3.6bn Total Connections 2018 2025 $482bn 5G is Driving a Sharp Acceleration in US PENETRATION RATE Wireless Capex Smartphones 47% 61% (% of population) US / South Korea Rest of world % of Connections 2018 $41 $120 $161 19 markets + CAGR 43% 4G 2019 $81 $80 $161 2018 2025 2018-25 52 markets + 2020 $123 $37 $160 Countries that have (or will have) launched 5G 4.8% 15% 1.4bn 5G Over a fifth of the world’s markets will have Of Connections 2025 2025 launched 5G by 2020 _____________ 6 (1) Source: GSMA, The Mobile Economy 2019

Strong Digital Infrastructure Demand Anticipated Based on Projected Cloud Capital Expenditures and 5G Phone Shipments

Projected Cloud Capital Expenditures – Global and Chinese-based Players (2018 – 2020P)



($ in millions)
Y-o-Y Change
25%
$31.3
Y-o-Y Change
72%
$11.4
Y-o-Y Change
7%
$33.6
Y-o-Y Change
19%
$13.6
Y-o-Y Change
12%
$37.5
Y-o-Y Change
34%
$18.3
2018
2019E
2020P
Global
Chinese

Projected 5G Phone Shipments (2019 – 2021P)



(units in millions)
1.7
21.9
Y-o-Y Change
724%
14
Y-o-Y Change
722%
180
Y-o-Y Change
257%
50
Y-o-Y Change
120%
396
2019E
2020P
2021P
US
Rest of World

ColonyCapital

Source: Public company reports, S&P Capital IQ estimates (Total Capex) and RBC Capital Markets estimates (Cloud related Capex); BAML Research December 2019.

7

Next Generation Networks Require a Converged Approach to Infrastructure Development and Ownership

5G End to End

5G CITIES WORLDWIDE



FROM DEVICES THROUGH THE CORE TO THE CLOUD AND BACK



HEALTHCARE
PHONES
RETAIL
SMART CITIES
DRONES
TRANSPORTATION
Data Creation
Data
Consumption
IOT
Edge Compute Node
Network Hub Or Regional Data Center
Core Network
Cloud Data Center

5G will Enable Low-Latency Applications

- Bandwidth
- Content Control
- Security
- Privacy
- Reliability

Technology Transformation

- Data center performance will shift to the edge
- Users will experience the same quality with any device, from "anywhere"

SMART EDUCATION | WAREHOUSE & MANUFACTURING | SMART CITY | CONNECTED CAR | RETAIL

Business Transformation

- Ecosystem dependencies
- Partnerships / consortiums
- New business model opportunities

TRANSPORTATION | EDGE CLOUD GAMING | INSPECTION & INFRASTRUCTURE | SMART STADIUM | VR/AR WITH LOCATION

ColonyCapital

8

COLONY’S CONVERGED DIGITAL ECOSYSTEMCOLONY’S CONVERGED DIGITAL ECOSYSTEM

Colony’s Global Digital Infrastructure Footprint Colony is the TOWER ASSETS FIBER ASSETS only global REIT 2 that owns, Fueling global innovation. Providing Provide critical network mission-critical connectivity manages, and coverage and capacity 2 operates across all components of the digital ecosystem ENTERPRISE AND HYPERSCALE driving significant SMALL CELL ASSETS DATA CENTER ASSETS synergies 2 Data centers will continue to play a Enable additional network vital role in the ingestion, densification in high computation, storage, and demand areas 1 management of information _____________ Notes: All figures as of Q4 2019 except otherwise noted. (1) CB Insights, The Future of Data Centers. 10 (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. Colony’s Global Digital Infrastructure Footprint Colony is the TOWER ASSETS FIBER ASSETS only global REIT 2 that owns, Fueling global innovation. Providing Provide critical network mission-critical connectivity manages, and coverage and capacity 2 operates across all components of the digital ecosystem ENTERPRISE AND HYPERSCALE driving significant SMALL CELL ASSETS DATA CENTER ASSETS synergies 2 Data centers will continue to play a Enable additional network vital role in the ingestion, densification in high computation, storage, and demand areas 1 management of information _____________ Notes: All figures as of Q4 2019 except otherwise noted. (1) CB Insights, The Future of Data Centers. 10 (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.

Colony's Converged U.S. Ecosystem vs. Peer Group

Colony controls and/or manages the only U.S. end-to-end digital infrastructure platform

United States Digital Infra Asset Owners / Operators	Macro Towers *(Number Of Sites)*	Small Cells *(Number Of Sites)*	Enterprise & Dark Fiber *(Miles)*	Colocation / Managed Service Data Centers *(Number Of Sites)*	Edge Data Centers *(Number Of Sites)*	Hyperscale Data Centers *(Number Of Sites)*
ColonyCapital	**~4,600**	**~30,000[1]**	**+135,000[1][2][3]**	**45[2]**	**19[4]**	**9[4]**
ALTERNATIVE ASSET MANAGERS						
MACQUARIE	~2,400[3]	~65[5]	–	–	6	4
Brookfield	–	–	–	18[6]	–	–
REITS						
CROWN CASTLE	~40,000	~70,000[7]	~75,000	–	–	–
AMERICAN TOWER	~41,000	~410[5]	–	–	1[8]	–
DIGITAL REALTY	–	–	–	–	–	147[9]
EQUINIX	–	–	–	76[10]	–	–

Source: Company websites, company filings, BNAmericas and Inframation.
Note: Denotes latest available information, as of November 23, 2019. Numbers reflect owned and revenue generating sites or assets, unless otherwise noted. All assets refer to U.S. assets.
(1) Denotes contracted and in construction ("CIC") networks. (2) Pro-forma for the The Zayo transaction, which remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. (3) Includes sites and / or assets outside of the United States, as country-level detail unavailable. (4) Excludes data centers under construction. (5) Denotes network count. (6) Brookfield owns 18 operational data centers in the United States that it acquired from AT&T. There is insufficient detail regarding whether any are edge-connected. (7) Denotes on-air and under contract small cell nodes. (8) Denotes acquisition of ColoAtl announced April 05, 2019. (9) Digital Realty owns 147 operational data centers in the United States, however there is insufficient detail regarding their classification. (10) Equinix owns 76 operational data centers in the United States, however there is insufficient detail regarding whether any are edge-connected.

ColonyCapital
11

Performance vs. Peers in Towers

Vertical Bridge, a U.S. tower portfolio company managed by Digital Bridge, has outperformed the tower businesses of the big three public REITs over the last three years

NET ORGANIC LEASING GROWTH[1] (2016A-2019E)



4.8%
5.4%
6.8%
SBA
(United States)
CROWN CASTLE (2)
verticalbridge

OVERVIEW

Over the 2016A-2019E period, Vertical Bridge will have scaled its platform and significantly grown EBITDA through:

- Development and execution of its pipeline (732 build-to-suit towers)
- Accretive M&A at below-market multiples (acquisition of 2,375 towers)
- Strong lease-up performance

ADJ. EBITDA CAGR[3] (2016A-2019E)



Average:
13.0%
9.6%
11.7%
17.6%
22.2%
SBA
(United States)
AMERICAN TOWER
(United States)
CROWN CASTLE (2)
verticalbridge

ColonyCapital

(1) Figures shown net of churn. Denotes average of the period 2016A-2019E. Excludes AMT, due to insufficient disclosure of comparable information. (2) Figures include small cells. (3) Per Bloomberg and company filings.

12

Performance vs. Peers in Hyper-scale Data Centers TTM Domestic Leasing ($ in mm) LQA Revenue ($ in mm) Vantage, a U.S. data Vantage leasing in-line with public peers… …despite being 7x smaller on a revenue basis center portfolio company managed by Digital $3,226 $109 Bridge, has consistently proven the ability to Average “punch above its $74 $74MM weight-class”, exemplified $61 Average by a track record $66 $53 $1,328MM of out-leasing much $1,004 larger peers $580 $501 $194 _____________ 13 Source: Vantage company data and public company earnings materials or filings, in each case as of 09/30/2019. Performance vs. Peers in Hyper-scale Data Centers TTM Domestic Leasing ($ in mm) LQA Revenue ($ in mm) Vantage, a U.S. data Vantage leasing in-line with public peers… …despite being 7x smaller on a revenue basis center portfolio company managed by Digital $3,226 $109 Bridge, has consistently proven the ability to Average “punch above its $74 $74MM weight-class”, exemplified $61 Average by a track record $66 $53 $1,328MM of out-leasing much $1,004 larger peers $580 $501 $194 _____________ 13 Source: Vantage company data and public company earnings materials or filings, in each case as of 09/30/2019.

COLONY’S DIGITAL INVESTMENT FRAMEWORKCOLONY’S DIGITAL INVESTMENT FRAMEWORK

Four Corners of Asset Selection MARKET DYNAMICS ASSET QUALITY Focus on stable markets with catalysts Focus on unique, hard-to-replicate for near-term Digital Infrastructure assets and seek assets that provide investment and downside protection mission critical services to customers for asset owners with high switching costs INVESTMENT PRINCIPLES CONTRACT QUALITY MANAGEMENT / Focus on long-term contracts with PLATFORM POTENTIAL investment grade customers and build in Emphasize buy and build strategies with maximum flexibility to add additional initial investments used as a platform to tenants drive growth both organically and through acquisitions 15Four Corners of Asset Selection MARKET DYNAMICS ASSET QUALITY Focus on stable markets with catalysts Focus on unique, hard-to-replicate for near-term Digital Infrastructure assets and seek assets that provide investment and downside protection mission critical services to customers for asset owners with high switching costs INVESTMENT PRINCIPLES CONTRACT QUALITY MANAGEMENT / Focus on long-term contracts with PLATFORM POTENTIAL investment grade customers and build in Emphasize buy and build strategies with maximum flexibility to add additional initial investments used as a platform to tenants drive growth both organically and through acquisitions 15

Alpha Creation Framework Digital Colony seeks outperformance in our companies through hands-on participation in all of our businesses Direct Operating Proprietary Differentiated Dynamic Balance Human Capital Experience Back-Office Systems M&A Program Sheet Management Recruiting, developing and The principals at Digital Drive scale, margins and Digital Bridge has Focus on proprietary deal retaining top talent and Bridge have negotiated and operational metrics with institutional relationships flow & transaction tactics industry thought leadership closed tens of thousands of powerful internally- with leading international that avoid competitive telecom leases and have developed platforms banks and bond investors auctions and drive down efficiently managed field that provide unique entry multiples operations for thousands structures and lower of active facilities cost of capital 16Alpha Creation Framework Digital Colony seeks outperformance in our companies through hands-on participation in all of our businesses Direct Operating Proprietary Differentiated Dynamic Balance Human Capital Experience Back-Office Systems M&A Program Sheet Management Recruiting, developing and The principals at Digital Drive scale, margins and Digital Bridge has Focus on proprietary deal retaining top talent and Bridge have negotiated and operational metrics with institutional relationships flow & transaction tactics industry thought leadership closed tens of thousands of powerful internally- with leading international that avoid competitive telecom leases and have developed platforms banks and bond investors auctions and drive down efficiently managed field that provide unique entry multiples operations for thousands structures and lower of active facilities cost of capital 16

Balance Sheet Investment Framework Colony believes in a Capital Allocation Opportunities: disciplined and methodical approach to • GP Commitments investing balance sheet • Direct Digital Investing capital with a sharp focus 1 • Warehouse Transactions on achieving the highest Colony will continually risk-adjusted returns and evaluate these uses targeting a reasonable • Pay Down Debt 2 of balance sheet capital amount of corporate to ensure maximum leverage shareholder value is achieved • Share Buybacks 3 • Special Dividend 4 17Balance Sheet Investment Framework Colony believes in a Capital Allocation Opportunities: disciplined and methodical approach to • GP Commitments investing balance sheet • Direct Digital Investing capital with a sharp focus 1 • Warehouse Transactions on achieving the highest Colony will continually risk-adjusted returns and evaluate these uses targeting a reasonable • Pay Down Debt 2 of balance sheet capital amount of corporate to ensure maximum leverage shareholder value is achieved • Share Buybacks 3 • Special Dividend 4 17

Use of Industrial Sales Proceeds



Net Industrial Sale Proceeds
$1.2B
$403M
Preferred Redemption Series B & E
DATABANK
~$185M
Investment in Edge Data Centers
digitalcolony
~$200M
Committed GP Co-invest in DCP
Remaining Uncommitted Proceeds
~$400M

	Net Industrial Sale Proceeds	Preferred Redemption Series B & E	Investment in Edge Data Centers	Committed GP Co-invest in DCP	Remaining Uncommitted Proceeds
Est Current Yield	~4%	~9%	~5%	0 - 5%	>4%
Est. Total Return	~9%(1)	~9%	~14%	>15%	>12%(2)

Uses of Remaining Proceeds

New Digital Investments

- GP Co-Investments
- Permanent Balance Sheet Investments
- Warehouse Investments for Future Vehicles

Capital Structure

Note: Corporate revolver to be repaid fully through other sources of capital.
(1) Represents estimated total return based on debt level in-place as of 9/30/19. (2) Targeted total return on new digital investments, exclusive of deleveraging.

ColonyCapital
18

4 COLONY’S INAUGURAL BALANCE SHEET INVESTMENT IN DIGITAL INFRASTRUCTURE4 COLONY’S INAUGURAL BALANCE SHEET INVESTMENT IN DIGITAL INFRASTRUCTURE

Colony's Inaugural Balance Sheet Investment In Digital Infrastructure

Colony has acquired an ownership interest of 20.4% in DataBank from existing third-party investors for approximately $185 million; DataBank is the leading private owner and manager of Edge Data Centers in the U.S. with a nationwide footprint

- DataBank is the leading private owner and manager of Edge Data Centers in the United States with a nationwide footprint
- DataBank is a portfolio company sponsored by Digital Bridge and invested in by its founders and other senior professionals alongside institutional partners
  - Digital Bridge principals will continue to retain their interests alongside Colony and will provide Colony the ability to appoint a majority of DataBank board members
- Represents the first step for Colony to gain exposure to the edge/colocation data center sector with significant organic growth and acquisition opportunities
  - We expect to fund potential add-on acquisitions and greenfield edge data center developments at DataBank, which would increase CLNY's ownership
- Transaction price represents a 17.6x multiple on in-place EBITDA
  - Minimal annual fees (~$300K) from third-party selling investor to cease



MSP
SLC
CLE
PIT
KC
IND
BWI
DFW
ATL

DATABANK

GEOGRAPHIC FOOTPRINT

KEY METRICS

$200M Est. Dec-19 LQA Revenue[1]	**$82M** Est. Dec-19 LQA Adj. EBITDA[1]
10% '16-'18 Organic Revenue CAGR	**41%** Adj. EBITDA Margin
19 Data Centers[2]	**9** Markets
37% FCF Conversion Before Growth Capex[3]	**75%** Space Utilization[4]
1,800+ Customers	**0.7%** Average Monthly Churn Rate[5]

(1) Includes backlog, MQI and known churn (2) Excludes one data center under construction (3) Expressed as a % of revenue and calculated as EBITDA less maintenance capex, divided by estimated revenue for quarter ending Dec. 31, 2019 (4) Includes data centers of the proposed ABS portfolio (5) Churn percentage calculated as current month reduction in Monthly Recurring Revenue (MRR) as a percentage of prior month total MRR from 2Q16 to 3Q19.

ColonyCapital

20

DataBank's Advantage in Edge Data Centers

DataBank's tier II strategy is currently serving Edge Computing needs

What is "the Edge"

- The "Edge" is a broadly used term that is generally used to describe the migration of information closer to the end users, typically to provide lower latency and support a range of applications from autonomous vehicles to artificial intelligence to robotic surgery
- We believe that the Edge currently and for the foreseeable future resides in traditional data centers in secondary markets
- The key driver for the interest in Edge deployments is targeted latency – the amount of time it takes for a user to retrieve data from the source – of 10 milliseconds (ms) compared to LTE's average latency of 50 to 100 ms
- DataBank estimates its latency to be 3 to 5 ms within a 10-mile radius of its data centers with limited need to develop additional "micro" deployments to deliver targeted latency within its current markets

DataBank has built a leadership position in key Edge markets where cloud and content demand is expected to accelerate

- Existing relationships with leading cloud and content customers who leverage DataBank's unique geographic footprint
- Control of key interconnection points, which drive a compelling value proposition for cloud and content players as they push workloads towards the Edge
- High quality colocation inventory with in-place expansion capacity allows for accelerated time to market in key locations

Low Latency applications driving need for Edge Computing

Sample 4G/LTE network – average latency of 50 to 100ms



Air Interface = 30 -40 ms
Broadband Connection
Cell Site
Data Centers Aggregation & Transport
Internal Application Servers
CDN
WWW
FW
IOT
Virtual Reality
Transport = 5 ms per Km
Core / Cloud = 2-3 ms
Transmission outside the operator network typically between 10 and 20 ms on-top of the internal latency

As more latency-dependent applications are rolled out, computing power and data centers will be required closer to the end user

Sample 5G network – latency is dependent on distance of transport



Air Interface = 1-2 ms
Broadband Connection
Cell Site
Closer to the Edge
Ultra-Low Latency
Support real-time applications used For gaming and connected cars
CDN
WWW
FW
IOT
Virtual Reality
Transport = 5 ms per Km
Core / Cloud = 1 ms
Transmission outside the operator network typically between 10 and 20 ms on-top of the internal latency

With 5G wireless networks can achieve **latency of 2-3ms before transport**. Decreasing transport latency **requires moving the core compute and cloud interface closer to the customer**

Edge Computing Customers

ColonyCapital

21

DataBank's Diversified, Blue Chip Customer Base

More than 1,800 customers trust DataBank for its experience, expertise, and service offerings

- Top 10 customers represent **~25%** of total Monthly Recurring Revenue (MRR), and top 100 customers represent **~66%** of MRR with increasing concentration of high MRR customers
- **104**[1] customers with deployments in multiple DataBank facilities
- Average monthly churn rate of **0.7%**[2]
- NPS[3] of **54**, one of the best in the industry
- Well diversified geography of data centers and customer industries

Select Customer Logos

VERITAS, OMNI HOTELS, AMC THEATRES, MORNINGSTAR, Celanese, CBRE, Texas Health, PENGUIN COMPUTING, Google, GT, Carnival, PNC, DELL perotsystems, salesforce, KPMG

(1) Excluding Lightbound, which was acquired in October 2019
(2) Churn percentage calculated as current month reduction in MRR as a percentage of prior month total MRR from 2Q16 to 3Q19.
(3) Net Promoter Score measures customer experience

ColonyCapital 22

DataBank Outperforms the Average Public Peers on Churn

Retail Colocation Data Center Churn Rates


4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q1 18
Q2 18
Q3 18
Q4 18
Q1 19
Q2 19
Q3 19
DataBank
Equinix
CyrusOne
Switch Inc.
Interxion
QTS

Company	Avg. Churn[1]
DataBank	0.7%
Equinix	2.3%
CyrusOne	1.5%
Switch Inc.	0.2%
Interxion	0.5%
QTS	1.4%

Median churn of 0.6% at DataBank is 40% lower than the peer group median of 1.0%

Average churn of 0.7% at DataBank is 49% lower than the peer group average of 1.2%

ColonyCapital

Source: Public filings; Note: Churn data not available for all periods for all public comps
(1) For all available periods from 2Q16 to 3Q19

23

DataBank Transaction Process and Structure Colony’s acquisition of its interest in DataBank was underpinned by a thorough and robust transaction process • DataBank was acquired in 2016 by a Digital Bridge-led consortium including personal investment from Marc Ganzi and Ben Jenkins and third-party capital from unrelated institutional investors, which would pay to (i) Digital Bridge annual base management fees and (ii) Digital Bridge principals and DataBank management potential incentive payments based on the financial performance of DataBank • Prior to the combination of Colony Capital and Digital Bridge, two unrelated institutional investors, Edgewater and Allstate, came to an agreement to sell 100% and 50% of their respective interests (representing an aggregate 20.4% interest) to Digital Bridge and new third-party investors for a total price of approximately $185 million based on a process defined by DataBank’s organizational documents • Resulting from the combination of Colony Capital and Digital Bridge (and prior to closing of Edgewater and Allstate’s sale of the 20.4% interests in Databank), Colony Capital obtained the option to acquire the 20.4% Databank stake on its balance sheet (rather than being funded by Digital Bridge and third-party investors) and ultimately purchased the stake given that Databank is an attractive investment for its balance sheet, furthers its strategic pivot and meets its targeted return profile • Given the pre-existing personal investment in DataBank by Messrs. Ganzi and Jenkins and the incentive units held by them, legacy Colony executives undertook an extensive process to mitigate potential conflicts of interest including: • Entering into a voting agreement with Messrs. Ganzi and Jenkins to allow Colony to appoint a majority of DataBank’s board • Retaining independent legal counsel and a nationally recognized third-party valuation firm to provide a fairness opinion • Utilizing the pre-existing formula in the DataBank organizational documents and the implied valuation from the $185 million purchase price, the embedded value of Messrs. Ganzi's and Jenkins' carried interest with respect to the interests being acquired by Colony is $3.1 million, so Messrs. Ganzi and Jenkins exchanged 20.4% of their incentive units for Colony OP units with a value of $3.1 million (based on 30-day VWAP) subject to a multi-year lock up evidencing their alignment of interests with Colony, with no further incentive payments or fees due on Colony’s investment • Proceeds to the sellers were reduced by the $3.1 million embedded value of such carried interest, such that the cost thereof was borne by the sellers • Messrs. Ganzi and Jenkins did not sell any of their personal interests in DataBank, received $3.1 million of Colony OP units in exchange for 20.4% of their incentive units and did not receive any other consideration as a result of the DataBank transaction • Obtaining unanimous approval from Colony’s Board, which would not typically be required for a transaction of this size 24DataBank Transaction Process and Structure Colony’s acquisition of its interest in DataBank was underpinned by a thorough and robust transaction process • DataBank was acquired in 2016 by a Digital Bridge-led consortium including personal investment from Marc Ganzi and Ben Jenkins and third-party capital from unrelated institutional investors, which would pay to (i) Digital Bridge annual base management fees and (ii) Digital Bridge principals and DataBank management potential incentive payments based on the financial performance of DataBank • Prior to the combination of Colony Capital and Digital Bridge, two unrelated institutional investors, Edgewater and Allstate, came to an agreement to sell 100% and 50% of their respective interests (representing an aggregate 20.4% interest) to Digital Bridge and new third-party investors for a total price of approximately $185 million based on a process defined by DataBank’s organizational documents • Resulting from the combination of Colony Capital and Digital Bridge (and prior to closing of Edgewater and Allstate’s sale of the 20.4% interests in Databank), Colony Capital obtained the option to acquire the 20.4% Databank stake on its balance sheet (rather than being funded by Digital Bridge and third-party investors) and ultimately purchased the stake given that Databank is an attractive investment for its balance sheet, furthers its strategic pivot and meets its targeted return profile • Given the pre-existing personal investment in DataBank by Messrs. Ganzi and Jenkins and the incentive units held by them, legacy Colony executives undertook an extensive process to mitigate potential conflicts of interest including: • Entering into a voting agreement with Messrs. Ganzi and Jenkins to allow Colony to appoint a majority of DataBank’s board • Retaining independent legal counsel and a nationally recognized third-party valuation firm to provide a fairness opinion • Utilizing the pre-existing formula in the DataBank organizational documents and the implied valuation from the $185 million purchase price, the embedded value of Messrs. Ganzi's and Jenkins' carried interest with respect to the interests being acquired by Colony is $3.1 million, so Messrs. Ganzi and Jenkins exchanged 20.4% of their incentive units for Colony OP units with a value of $3.1 million (based on 30-day VWAP) subject to a multi-year lock up evidencing their alignment of interests with Colony, with no further incentive payments or fees due on Colony’s investment • Proceeds to the sellers were reduced by the $3.1 million embedded value of such carried interest, such that the cost thereof was borne by the sellers • Messrs. Ganzi and Jenkins did not sell any of their personal interests in DataBank, received $3.1 million of Colony OP units in exchange for 20.4% of their incentive units and did not receive any other consideration as a result of the DataBank transaction • Obtaining unanimous approval from Colony’s Board, which would not typically be required for a transaction of this size 24

Definitions and Important Notes Current Yield: Represents Core FFO less maintenance capital expenditures dividend by equity. EBITDA: Generally represents net income before interest expense, income tax provision (benefit), depreciation and amortization as defined and reported by each respective company, which may differ in methodology, and therefore, may not be directly comparable with other companies. IRR: A supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, and therefore may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. Total Return: Represents the estimated IRR over a ten year period except for the total return received by Colony Financial, Inc. shareholders, which is for the period from inception to April 2nd, 2015, the date upon which Colony Financial, Inc. was internalized. Note Regarding Use of Information from Third-Party Sources: Certain of the information contained in this presentation is based on or derived from information provided by independent third-party sources. While the Company believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, the Company does not guarantee the accuracy or completeness of such information and has not independently verified such information or the assumptions on which such information is based. 25Definitions and Important Notes Current Yield: Represents Core FFO less maintenance capital expenditures dividend by equity. EBITDA: Generally represents net income before interest expense, income tax provision (benefit), depreciation and amortization as defined and reported by each respective company, which may differ in methodology, and therefore, may not be directly comparable with other companies. IRR: A supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested. It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows. The Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, and therefore may not be comparable with other companies. Actual results may differ materially from the Company’s expectations. Total Return: Represents the estimated IRR over a ten year period except for the total return received by Colony Financial, Inc. shareholders, which is for the period from inception to April 2nd, 2015, the date upon which Colony Financial, Inc. was internalized. Note Regarding Use of Information from Third-Party Sources: Certain of the information contained in this presentation is based on or derived from information provided by independent third-party sources. While the Company believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, the Company does not guarantee the accuracy or completeness of such information and has not independently verified such information or the assumptions on which such information is based. 25